SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 20, 2005

Date of Report (Date of Earliest Event Reported)
FIRST POTOMAC REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-31824	37-1470730

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)
7600 Wisconsin Avenue
Bethesda, Maryland 20814

(Address of Principal Executive Offices) (Zip Code)
(301) 986-9200

(Registrant’s Telephone Number, Including Area Code)
N/A

( Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐   Written communications pursuant to Rule l425 under the Securities Act (17 CFR 230.425)
     ☐   Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐   Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐   Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01     Entry into a Material Definitive Agreement.
     On May 20, 2005, at the Annual Meeting of Shareholders of First Potomac Realty Trust (the “Company ”), the Company’s shareholders approved Amendment No. 1 to the Company’s 2003 Equity Compensation Plan (“Amendment No. 1”). The Amendment reserved an additional 650,000 common shares of the Company, thereby increasing the total number of shares reserved for issuance under the 2003 Equity Compensation Plan from 910,800 to 1,560,800 shares (subject to adjustment to reflect stock dividends, stock splits, consolidations of shares and other changes in the Company’s capitalization) A copy of Amendment No. 1 is filed as Exhibit 10.1 hereto and is incorporated by reference herein.
Item 9.01.     Financial Statements and Exhibits.
     (c)   Exhibits.
          10.1   Amendment No. 1 to the Registrant’s 2003 Equity Compensation Plan.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST POTOMAC REALTY TRUST (Registrant)
Date: October 19, 2005	/s/ Joel F. Bonder
Joel F. Bonder
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 1 to the Registrant’s 2003 Equity Compensation Plan.